Exhibit 99.1

Xtant Medical Announces Closing of First Tranche of $9.75 Million Private Investment

BELGRADE, MT, August 31, 2022 – Xtant Medical Holdings, Inc. (NYSE American: XTNT), a global medical technology company focused on surgical solutions for the treatment of spinal disorders, today announced the closing of the first tranche of its previously announced private placement with a select group of accredited investors led by Stavros Vizirgianakis. The Company sold approximately 14.1 million shares of common stock and warrants to purchase approximately 3.5 million shares of common stock for an aggregate purchase price of approximately $6.75 million.

“With the completion of this financing, we are well positioned to accelerate our growth strategy,” said Sean Browne, President and CEO of Xtant Medical. “This investment represents a strong vote of confidence in both our Company and our technology, and we look forward to working together with Stavros, who has a demonstrated track record of success in transforming growth potential into value for investors. Along with the growth capital that this transaction provides, we welcome the strategic assistance Stavros can provide in the biologics and orthopedic spaces as well as his deep relationships with institutional investors and analysts.”

“The combination of Xtant’s outstanding platform for growth and experienced management team positions the Company to realize its significant potential in creating value for investors and patients,” said Mr. Vizirgianakis. “I am very excited to partner with OrbiMed and existing stockholders, as well as with new investors such as Incept, LLC who will help open up new frontiers for Xtant. I expect that the funding provided through this transaction will enable Xtant to rapidly accelerate its growth, and I look forward to working with Sean and his team as they execute their strategic plans.”

The Company intends to use the net proceeds from the transaction to support working capital and other general corporate purposes.

The second closing tranche is expected to occur in early October 2022 after the filing and mailing of a definitive information statement to Xtant’s stockholders informing them of the receipt of stockholder approval in favor of the second tranche of the private placement under the continued listing requirements of the NYSE American and satisfaction of other customary closing conditions. At the second closing, the investors will purchase approximately 6.2 million shares of common stock and warrants to purchase approximately 1.6 million shares of common stock for an aggregate purchase price of approximately $3.0 million. The warrants will be immediately exercisable and expire on the five-year anniversary of the first closing. The gross proceeds to the Company from both tranches of the transaction are expected to be approximately $9.75 million, before deducting estimated offering expenses payable by the Company.

Xtant Medical received legal advice in the transaction from Fox Rothschild LLP. Holland & Knight LLP provided legal advice to Mr. Vizirgianakis in connection with the transaction.

The private placement was made pursuant to the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D as promulgated by the United States Securities and Exchange Commission (SEC), and the securities sold in the private placement may not be offered or sold in the United States absent registration with the SEC or an applicable exemption from such registration requirements. The Company has agreed to file a registration statement with the SEC covering the resale of the common shares as well as the common shares issuable upon exercise of the warrants issued in the private placement.

This release does not constitute an offer to sell or the solicitation of an offer to buy any security. The shares offered have not been registered under the Securities Act of 1933, as amended, or applicable state securities laws and may not be offered or sold in the United States or any state thereof absent registration under the securities act and applicable state securities laws or an applicable exemption from registration requirements.

About Xtant Medical Holdings, Inc.

Xtant Medical Holdings, Inc. (www.xtantmedical.com) is a global medical technology company focused on the design, development, and commercialization of a comprehensive portfolio of orthobiologics and spinal implant systems to facilitate spinal fusion in complex spine, deformity and degenerative procedures. Xtant people are dedicated and talented, operating with the highest integrity to serve our customers.

The symbols ™ and ® denote trademarks and registered trademarks of Xtant Medical Holdings, Inc. or its affiliates, registered as indicated in the United States, and in other countries. All other trademarks and trade names referred to in this release are the property of their respective owners.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements that are predictive in nature, that depend upon or refer to future events or conditions, or that include words such as “intends,” ‘‘expects,’’ ‘‘anticipates,’’ ‘‘plans,’’ ‘‘believes,’’ ‘‘estimates,’’ “continue,” “future,” ‘‘will,’’ “potential,” similar expressions or the negative thereof, and the use of future dates. Forward-looking statements in this release include the Company’s expectations regarding the private placement, timing for the second closing, anticipated gross proceeds and use of net proceeds, its strategic plans to invest in product development and accelerate growth, and its significant potential in creating value for investors and patients. The Company cautions that its forward-looking statements by their nature involve risks and uncertainties, and actual results may differ materially depending on a variety of important factors, including, among others: risks and uncertainties surrounding the private placement; the Company’s future operating results and financial performance; its ability to increase or maintain revenue; possible future impairment charges to long-lived assets and goodwill and write-downs of excess inventory if revenues continue to decrease; its ability to remain competitive; its ability to innovate, develop and introduce new products and achieve other aspects of its strategic plans; its ability to engage and retain new and existing independent distributors and agents and qualified personnel and its dependence on key independent agents for a significant portion of its revenue; the effect of the COVID-19 pandemic and hospital staffing shortages on the Company’s business, operating results and financial condition, especially when they affect key markets; its ability to implement successfully its future growth initiatives and risks associated therewith; the effect of product sales mix changes on its financial results; government and third-party coverage and reimbursement for its products; its ability to obtain and maintain regulatory approvals and comply with government regulations; the effect of product liability claims and other litigation to which the Company may be subject; the effect of product recalls and defects; the ability to obtain and protect its intellectual property and proprietary rights and operate without infringing the rights of others; its ability to service its debt, comply with its debt covenants and access additional indebtedness; the ability to obtain additional financing on favorable terms or at all; and other factors. Additional risk factors are contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 filed with the Securities and Exchange Commission (SEC) on March 8, 2022 and subsequent SEC filings by the Company, including without limitation its most recent Quarterly Report on Form 10-Q for the quarter ended June 30, 2022 filed with the SEC on August 4, 2022. Investors are encouraged to read the Company’s filings with the SEC, available at www.sec.gov, for a discussion of these and other risks and uncertainties. The Company undertakes no obligation to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events, except as required by law. All forward-looking statements attributable to the Company or persons acting on its behalf are expressly qualified in their entirety by this cautionary statement.

Investor Relations Contact

David Carey

Lazar FINN

Ph: 212-867-1762

Email: david.carey@finnpartners.com